Exhibit 10.5

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (“Agreement”) is made as of February 8, 2021, by and among Cyxtera Cybersecurity, Inc. d/b/a Appgate, a Delaware corporation (the “Company”), and the lenders (each individually, a “Lender” and collectively, the “Lenders”) named on the Schedule of Lenders attached hereto (the “Schedule of Lenders”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Note Issuance Agreement.

1. Definitions.

(a) “Accredited Investor” shall mean an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect.

(b) “Bylaws” shall mean the Bylaws of the Company.

(c) “Certificate” shall mean Company’s Certificate of Incorporation, as amended and/or otherwise modified from time to time.

(d) “Common Stock” shall mean the Company’s Common Stock, $0.01 par value.

(e) “Company Group” shall mean the Company, any Guarantor from time to time or any of their respective Subsidiaries from time to time.

(f) “Consideration” shall mean the amount of money paid by each Lender pursuant to this Agreement as shown on the Schedule of Lenders.

(g) “DTC” shall mean The Depository Trust Company.

(h) “Merger Agreement” shall mean that certain Agreement and Plan of Reorganization, dated as of the date hereof, by and among the Company, Newtown Lane Marketing, Incorporated and Newtown Merger Sub Corp.

(i) “Note Issuance Agreement” shall mean that certain Note Issuance Agreement, dated as of the date hereof, by and between the Company, as issuer, and Magnetar Financial LLC, as representative of the holders of the Notes.

(j) “Note Issuance Agreement Documents” shall mean this Agreement, the Note Issuance Agreement, the Indenture (to the extent applicable), the Notes, the Exchange Notes (to the extent applicable), the Guarantees, if any, and any other documents, instruments or certificates relating to the transactions contemplated hereby and thereby.

(k) “Notes” shall mean the Convertible Senior Notes due 2024 of the Company to be issued to each Lender pursuant to Section 2.1(a) below, the form of which is attached to the Note Issuance Agreement as Exhibit A thereto.

(l) “Requisite Noteholders” shall mean the holders of a majority in interest of the aggregate outstanding principal amount of the Notes.

(m) “Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

(n) “Securities Act” shall mean the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

(o) “Subsequent Closing Notes” shall mean any Notes issuable at a Subsequent Closing.

(p) “Uncontrollable Event” shall mean any of the following events: (i) earthquakes, hurricanes, tidal waves, tornadoes, wind storms, “named storms,” floods or other extraordinary weather events, or any act of God or operation of forces of nature, war, terrorism, invasion, insurrection, acts of a public enemy, riot, mob violence, civil commotion, embargoes, theft, fire or other casualty, and/or sabotage, (ii) laws, rules, regulations or orders of governmental agencies or other governmental actions enacted or first taking effect after the date hereof, (iii) strikes, lockouts or labor disputes, (iv) delays or closures resulting from the outbreak of a pandemic, epidemic or other similar global or regional health concern, such as the COVID-19 pandemic, or (v) any other force majeure event that is not within the reasonable control of the Company.

2. Terms of the Notes.

2.1 Issuance of Notes.

(a) Issuance. In return for the Consideration paid by each Lender and subject to the terms and conditions hereof, the Company agrees to sell and issue to such Lender one or more Notes, and each Lender agrees to purchase, severally but not jointly, the Notes having a principal balance equal to the Consideration paid by such Lender for the Note, as set forth in the Schedule of Lenders. Each Note shall be convertible into shares of Common Stock pursuant to the terms set forth in the Note Issuance Agreement.

(b) Interest. The Notes shall bear interest and be payable as set forth in each Note and the Note Issuance Agreement.

3. Closing Mechanics; Additional Terms of the Notes.

3.1 Closing. The initial closing (the “Initial Closing”) of the purchase of the Notes in return for the Consideration paid by each Lender shall take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and the Lenders purchasing a majority in interest of the aggregate principal amount of the Notes to be sold at the Initial Closing agree upon orally or in writing.

3.2 Subsequent Closings.

(a) The second closing (the “Second Closing”) of the purchase of the Notes in return for the Consideration paid by each Lender shall take place remotely via the exchange of documents and signatures immediately upon the closing of the transactions contemplated by the Merger Agreement, or at such other time and place as the Company and the Lenders purchasing a majority in interest of the aggregate principal amount of the Notes to be sold at the Initial Closing agree upon orally or in writing. In the event the Second Closing does not occur due to the failure to occur of the transactions contemplated by the Merger Agreement by November 15, 2021 (and not due to a breach of this Agreement by any party), the obligations of each party hereunder with respect to the Second Closing shall automatically terminate with no liability to any of the parties relating to such Second Closing.

(b) In addition, Magnetar Financial LLC and its affiliates (“Magnetar”) shall, at its election, have the right to purchase additional Notes, in one or more transactions, and the Company shall issue and sell such additional Notes to Magnetar, in return for Consideration in the aggregate amount of up to $25,000,000, such right to exercisable by Magnetar for one (1) year following the date hereof (each, an “Optional Closing”, and together with the Second Closing, a “Subsequent Closing”); provided that the aggregate amount of Consideration paid to the Company in exchange for such additional Notes at the Optional Closing(s), together with the Notes issued at the Initial Closing and the Second Closing, does not exceed $100,000,000. Any subsequent purchasers of Notes at an Optional Closing shall become a party to, and shall be entitled to receive, Notes in accordance with this Agreement. Each Optional Closing shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and such purchasers of additional Notes. The date of the Initial Closing, the Second Closing and any Subsequent Closing (each, a “Closing”) are each referred to herein as a “Closing Date.”

(c) Rights to Future Issuances of Certain Indebtedness.

(i) Subject to the terms and conditions of this Section 3.2(c) and applicable securities laws, if any member of the Company Group proposes to offer or sell any Indebtedness that is either (A) convertible or exchangeable for Capital Stock of any member of the Company Group or (B) issued with warrants or a similar equity “kicker” (any such Indebtedness, “Specified Debt”), the Company shall, or shall cause the applicable member of the Company Group to, first offer to Magnetar no less than 25% of the aggregate total of such Specified Debt to be so offered or sold. For the avoidance of doubt, Magnetar’s right to purchase a portion of the Specified Debt pursuant to this Section 3.2(c) applies equally to each “series,” “class” or “tranche” (or similar designation) of Specified Debt to be so offered or sold (i.e., if more than one type of Specified Debt is to be issued, Magnetar has the right to purchase up to 25% of the aggregate total of each type of Specified Debt). For purposes of clarity, the Notes to be issued at any Closing hereunder pursuant to Section 3.2(b) shall not be deemed Specified Debt.

(ii) The Company shall give written notice (the “Offer Notice”) to Magnetar, stating (A) its bona fide intention to offer such Specified Debt, (B) the aggregate total of such Specified Debt to be so offered or sold, (C) the amount of such Specified Debt to be offered to Magnetar (the “Magnetar Participation Debt”), (D) the price and terms upon which it proposes to offer such Specified Debt and (E) the anticipated closing date of the issuance of the Specified Debt, which date shall be not less than fifteen (15) days after the date of receipt of the Offer Notice.

(iii) By notification to the Company within ten (10) days after the Offer Notice is received, Magnetar may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, all or a portion of the Magnetar Participation Debt. In the event that such election is not made within ten (10) days after the Offer Notice is received, Magnetar’s rights to participate in the transaction described in such Offer Notice will terminate. The failure of Magnetar to exercise its rights hereunder with respect to a Specified Debt transaction on any one occasion shall not constitute a waiver of any other rights or of the right to receive written notice of and participate in any other Specified Debt transaction.

(iv) This Section 3.2(c) shall automatically terminate on the Maturity Date.

3.3 Delivery. At the applicable Closing Date, the Company will deliver to each Lender the Notes purchased by such Lender on such date, against receipt by the Company of a purchase price equal to the principal amount set forth opposite each such Lender’s name on the Schedule of Lenders less, if applicable, any amounts withheld pursuant to Section 9.7 (each, a “Purchase Price”). At the applicable Closing Date, each Lender will deposit its respective Purchase Price into a bank account of the Company in accordance with the wire instructions provided by the Company in writing to the Lenders prior to the applicable Closing Date.

3.4 DTC Eligibility. With respect to issuances of Exchange Notes pursuant to Section 3.5, the Company will use its reasonable best efforts to cause such Exchange Notes to be eligible for clearance and settlement through the facilities of DTC as of the applicable date of issuance of such Exchange Notes. In addition, at any Subsequent Closing that occurs following the date of first issuance of any Exchange Notes pursuant to Section 3.5, the Company will use its reasonable best efforts to cause the Subsequent Closing Notes issued at such Subsequent Closing to (i) be eligible for clearance and settlement through the facilities of DTC as of the applicable Closing Date, (ii) be eligible for resale under Rule 144A at all times following the applicable Closing Date and (iii) be issued under the Indenture (as defined below).

3.5 Exchanges of Notes; Rule 144A Eligibility.

(a) The Company shall, no later than ninety (90) days following the consummation of a Public Company Event, upon the written request of any Lender (an “Exchange Request”), commence and pursue a process to exchange all of the outstanding Notes held by such Lender for a new series of notes (i) to be issued under an indenture (the “Indenture”) with U.S. Bank National Association, as trustee, or in the event U.S. Bank National Association is not willing to serve as trustee, another duly qualified trustee mutually agreed between the Company and Magnetar and (ii) having the same terms, in all material respects, as the terms set forth in the Note Issuance Agreement, as supplemented by the terms of this Section 3.5 and having such other customary terms and conditions to be mutually agreed in good faith between the Company, Magnetar and the trustee (such notes, “Exchange Notes”). If an Exchange Request is made, the Company shall effect, or cause to be effected, the offer of the Exchange Notes in exchange for the Notes pursuant to an exchange offer registered under the Securities Act on Form S-4, including the related qualification of the Indenture under the Trust Indenture Act of 1939, as amended (a “Registered Exchange Offer”); provided, that, in the event that the Company cannot satisfy its obligations under this Section 3.5(a) due to an Uncontrollable Event, such ninety (90) day period will be tolled during the period of time in which such Uncontrollable Event has occurred and is continuing. The parties acknowledge and agree that any Registered Exchange Offer may be effected by the Company or by the Person that, following the applicable Public Company Event, is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act (the “Other Reporting Person”). If for any reason the Company or the Other Reporting Person, as applicable, is unable to effect a Registered Exchange Offer by virtue of being ineligible to use Form S-4, the Company shall promptly inform the Lenders of such status, shall cause the offer of the Exchange Notes in exchange for the Notes to be effected promptly pursuant to the exemption under Section 3(a)(9) under the Securities Act (or, if such exemption is not available, pursuant to another available exemption under the Securities Act) and shall use its reasonable best efforts to cause the Exchange Notes to be eligible for resale under Rule 144A at all times following the issuance of the Exchange Notes.

(b) If the Exchange Notes are made eligible for resale under Rule 144A, or with respect to any Subsequent Closing Notes, the Company shall, in furtherance thereof and for the benefit of the Lenders: (i) deliver or cause to be delivered, to each Lender that is receiving the Exchange Notes or Subsequent Closing Notes, as applicable, the information required by Rule 144A(d)(4); and (ii) deliver or cause to be delivered such other documents and take or cause to be taken such other customary actions, and cause its advisors, auditors, counsel and representatives to deliver such other documents and take such customary actions, as are reasonably requested by Magnetar, on behalf of the Lenders, in connection with resales of the Exchange Notes or Subsequent Closing Notes, as applicable.

(c) Notwithstanding any other provision in this Agreement to the contrary, if a Public Company Event shall not have occurred on or prior to November 15, 2021, the Company shall use its best efforts to cause the Notes to be eligible for resale under Rule 144A at all times thereafter. In furtherance of the foregoing, the Company’s covenants in Section 3.5(b) that apply to Exchange Notes and Subsequent Closing Notes shall also apply, mutatis mutandis, to all Notes. For the avoidance of doubt, nothing in this Section 3.5(c) is intended to discourage the Company from continuing to pursue the consummation of a Public Company Event following November 15, 2021.

3.6 Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be used in accordance with the Company’s operational plan approved by the Company’s board of directors from time to time.

3.7 Integration. The Company shall not, and shall cause its Affiliates (as defined in Rule 501(b) of Regulation D) not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Notes hereunder in a manner which would require registration of the Notes under the Securities Act.

3.8 Preemptive Rights with Respect to Future Issuances of Certain Equity.

(a) Subject to the terms and conditions of this Section 3.8 and applicable securities laws, if the Company or any other member of the Company Group (for purposes of this Section 3.8, the “Issuer”) proposes to issue, sell or otherwise transfer, pledge or dispose of any shares of Capital Stock other than Permitted Disqualified Stock, whether on a stand-alone basis or in tandem with notes, warrants, loans or other financial accommodation (such shares of Capital Stock, the “Offered Shares”), Magnetar shall have the right to purchase a portion of the Offered Shares on the terms and subject to the conditions set forth in this Section 3.8.

(b) The Company shall, or if applicable shall cause the Issuer to, give written notice (the “Preemptive Offer Notice”) to Magnetar, stating (i) the Issuer’s bona fide intention to offer such Offered Shares, (ii) the aggregate total of such Offered Shares to be so offered or sold, (iii) the amount of such Offered Shares to be offered to Magnetar, which shall be not less than Magnetar’s Preemptive Right Percentage (defined below) of such Offered Shares, (iv) the price and terms upon which the Issuer proposes to offer such Offered Shares and (v) the anticipated closing date of the issuance of the Offered Shares, which date shall be not less than fifteen (15) days after the date of receipt of the Preemptive Offer Notice.

(c) By notification to the Company within ten (10) days after the Preemptive Offer Notice is received (the “Election Period”), Magnetar may elect to purchase or otherwise acquire, at the price and on the terms specified in the Preemptive Offer Notice, all or a portion of the Offered Shares (up to a maximum amount equal to Magnetar’s Preemptive Right Percentage of such Offered Shares). In the event Magnetar wishes to exercise its preemptive rights pursuant to this Section 3.8, its notification to the Company shall state the maximum dollar amount of Offered Shares that Magnetar wishes to purchase (the “Maximum Dollar Amount”), which may equal or may be less than its Preemptive Right Percentage of the Offered Shares. In the event that such election is not made within the Election Period, Magnetar’s rights to participate in the transaction described in such Preemptive Offer Notice will terminate. If Magnetar timely delivers such a notice, Magnetar will be deemed to have irrevocably committed to purchase the lesser of (i) its Preemptive Right Percentage of the Offered Shares and (ii) the number of Offered Shares that have an aggregate purchase price equal to the Maximum Dollar Amount. As used in this Section 3.8, the term “Preemptive Right Percentage” means a fraction (expressed as a percentage), (i) the numerator of which equals the number of shares of Common Stock held by Magnetar and (ii) the denominator of which equals the total number of issued and outstanding shares of Common Stock on a Fully-Diluted Basis (but assuming, for purposes of the preceding clause (i) and clause (ii), the conversion of 100% of the Notes into shares of Common Stock); provided that, for so long as the Merger Agreement remains in effect and prior to the closing of the Specified Transaction, the Preemptive Right Percentage shall equal 10%.

(d) If all of the Offered Shares are not fully subscribed for by Magnetar pursuant to the foregoing, the Issuer shall have the right to issue, sell or otherwise transfer, pledge or dispose of the unsubscribed-for portion of the Offered Shares at any time during the ninety (90) day period immediately following the termination of the Election Period, but only on terms and conditions that are materially consistent with, and not more favorable in any material respect to the proposed purchaser(s) than, those set forth in the Preemptive Offer Notice.

(e) The failure of Magnetar to exercise its rights hereunder with respect to an issuance of Offered Shares on any one occasion shall not constitute a waiver of any other rights or of the right to receive written notice of and participate in any other issuance of Offered Shares.

(f) For the avoidance of doubt, Magnetar’s right to purchase up to its Preemptive Right Percentage of the Offered Shares pursuant to this Section 3.8 applies equally to each “series,” “class” or “tranche” (or similar designation) of Offered Shares to be issued, sold or otherwise transferred, pledged or disposed of (i.e., if more than one type of Offered Shares is to be issued, sold or otherwise transferred, pledged or disposed of, Magnetar has the right to purchase up to its Preemptive Right Percentage of each type of Offered Shares).

(g) Notwithstanding anything herein to the contrary, the time periods set forth in Sections 3.8(b) and (c) shall not apply to any underwritten public offering of Offered Shares; provided, however, the Company shall use its best efforts to cause the underwriters in any such public offering to allow Magnetar to participate in such offering for its Preemptive Right Percentage of each type of such Offered Shares.

(h) This Section 3.8 shall automatically terminate upon the consummation of the Public Company Event; provided that, if upon such consummation, the equity securities underlying the then outstanding Notes are not listed on a Permitted Exchange, this Section 3.8 shall only terminate upon the date such equity securities become so listed.

3.9 Efforts. Each party shall, and shall cause its controlled Affiliates to use reasonable best efforts to promptly take all actions necessary, proper and advisable to cause the conditions to each Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions contemplated by this Agreement. None of the parties may rely on the failure of any condition to a Closing set forth in Section 6 or Section 7, as the case may be, to be satisfied if such failure was such by such party’s failure to act in good faith and use its reasonable best efforts to consummate the transactions contemplated by this Agreement as required by, and subject to the terms of, this Agreement.

4. Representations and Warranties of the Company. Except as set forth on the Disclosure Schedule attached as Exhibit A to this Agreement (the “Disclosure Schedule”) (or, with respect to Section 4.9 or any other section herein that explicitly refers to the disclosure schedules attached to the Merger Agreement, the disclosure schedules attached to the Merger Agreement), which exceptions shall be deemed to be part of the representations and warranties made hereunder, the Company hereby represents and warrants to the Lenders as set forth below as of the date of this Agreement and as of each Closing Date. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 4, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 4 to the extent it is readily apparent on the face of the disclosure that such disclosure is applicable to such other sections or subsections:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated and organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. Except as set forth in the disclosure schedules attached to the Merger Agreement, the Company does not have any Subsidiaries. Except as set forth in the disclosure schedules attached to the Merger Agreement, each such Subsidiary is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted.

4.2 Authorization.

(a) All corporate action has been taken on the part of the Company and its Subsidiaries, and their respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the other Note Issuance Agreement Documents to which it is a party, as applicable, and the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and, from time to time after the date hereof, the conversion or repurchase of the Notes, and reservation for issuance and the issuance of the Common Stock issuable upon conversion of the Notes, in accordance with the terms of the Note Issuance Agreement Documents). The maximum number of shares of Common Stock issuable upon conversion of the Notes (assuming for purposes hereof that all of the Notes available for issuance hereunder are issued and interest on the Notes shall accrue through the Maturity Date and will be converted into shares of Common Stock at the “Conversion Rate” as of the date hereof set forth in the Note Issuance Agreement) has been duly and validly authorized and reserved for issuance, and upon issuance in accordance with the Certificate, will be duly and validly issued and, if applicable, will be fully paid and nonassessable, and free and clear of any Lien. The Notes have been duly and validly authorized and, when duly executed, issued and delivered as provided in the Note Issuance Agreement (or Indenture, as applicable) and paid for as provided herein, will be duly and validly issued, outstanding and free from all Liens with respect to the issuance thereof, other than Permitted Liens. No Indebtedness of the Company or any Guarantor, at the applicable Closing Date, will be senior to, or pari passu with, the Notes in right of payment or security, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(b) Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company and its Subsidiaries reflected in the provisions of this Agreement and each other Note Issuance Agreement Document, including the Notes and the shares of Common Stock issuable upon conversion thereof, legal, valid and binding obligations of the Company or its Subsidiaries, as applicable, enforceable against the Company or its Subsidiaries, as applicable, in accordance with its terms.

4.3 No Consent or Approval Required. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of this Agreement and the other Note Issuance Agreement Documents and the performance and consummation of the transactions contemplated hereby and thereby, other than such as have been obtained and remain in full force and effect, except (a) the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware; (b) the filing pursuant to Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and/or the filings required by applicable state “blue sky” securities laws, rules and regulations; or (c) such other post-closing filings as may be required.

4.4 Capitalization.

(a) The capital stock of the Company immediately prior to the Closing consists solely of 1,000 shares of authorized Common Stock, of which: five hundred (500) shares are issued and outstanding.

(b) All of the Company’s issued and outstanding shares of capital stock (or other equity securities) have been duly authorized and validly issued and are fully paid and nonassessable. Except as provided in this Agreement or the Merger Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock or other equity securities any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock (or other equity securities) or any interest therein or to pay any dividend or make any other distribution in respect thereof, (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company, (v) no outstanding shares of the Company’s capital stock (or other equity securities) are subject to any Liens, other than Permitted Liens, and (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes. All of the issued and outstanding shares of the Company’s capital stock (or other equity securities) have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws. Except for certain customary registration rights granted in connection with consummation of the transactions contemplated in the Merger Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act.

4.5 Compliance with Other Instruments. The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and the other Note Issuance Agreement Documents and the consummation of the transactions contemplated hereby and thereby will not result in violation or default (a) of any provisions of its Certificate or Bylaws or other organizational documents, as applicable, (b) of any instrument, judgment, order, writ or decree, (c) under any note, Note Issuance Agreement or mortgage, or (d) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company or its Subsidiaries, the violation of which would have (i) a Material Adverse Effect (as defined in the Merger Agreement) or (ii) a material adverse effect on (A) any transaction contemplated hereby or in any of the other Note Issuance Agreement Documents or (B) the authority or ability of the Company or any Subsidiary thereof to perform any of their respective obligations under any Note Issuance Agreement Document to which it is a party (an “NPA Material Adverse Effect”). The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and the other Note Issuance Agreement Documents and the consummation of the transactions contemplated hereby and thereby will not be in conflict with or constitute, with or without the passage of time and giving of notice, either (x) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (y) an event which results in the creation of any Lien (other than a Permitted Lien) upon any assets of the Company or its Subsidiaries or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company or its Subsidiaries.

4.6 No General Solicitation. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Notes.

4.7 No Integrated Offering. None of the Company, its Subsidiaries or any of their respective Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Notes under the Securities Act, whether through integration with prior offerings or otherwise. None of the Company, its Subsidiaries, their respective Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Notes under the Securities Act or cause the offering of any of the Notes to be integrated with other offerings of securities of the Company.

4.8 No Registration Requirement; No Investment Company. Assuming the accuracy of the Lenders’ representations in Section 5, it is not necessary in connection with the execution and delivery of the Notes to the Lenders in the manner contemplated by this Agreement to register the issuance of the Notes under the Securities Act pursuant to Section 4(a)(2) thereof or to qualify the Note Issuance Agreement under the Trust Indenture Act of 1939, as amended. The Company is not, and immediately after the applicable Closing Date, will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.9 Merger Agreement Representations. The representations and warranties of the Company set forth in Article II of the Merger Agreement are incorporated herein by reference, mutatis mutandis, as if fully set forth herein, and such representations and warranties are true and correct as of the date hereof and as of each Closing Date (except to the extent that any such representation and warranty specifically relates to an earlier date, in which case it shall be true and correct as of such earlier date).

5. Representations, Warranties and Additional Agreements of the Lenders.

5.1 Representations and Warranties of the Lenders. In connection with the transactions provided for herein, each Lender hereby represents and warrants to the Company that:

(a) Authorization. This Agreement constitutes such Lender’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Each Lender represents that it has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement.

(b) Purchase Entirely for Own Account. Each Lender acknowledges that this Agreement is made with Lender in reliance upon such Lender’s representation to the Company that the Notes and the shares of Common Stock issued upon conversion of the Notes pursuant to the terms of the Note Issuance Agreement (collectively, the “Securities”) will be acquired for investment for Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. By executing this Agreement, each Lender further represents that such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

(c) Disclosure of Information. Each Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Each Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

(d) Investment Experience. Each Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, each Lender also represents it has not been organized solely for the purpose of acquiring the Securities. Each Lender understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

(e) Accredited Investor. Each Lender is an Accredited Investor and a “qualified institutional buyer” within the meaning of Rule 144A.

(f) Restricted Securities. Each Lender understands that the Securities are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Each Lender represents that it is familiar with Rule 144 promulgated under the Securities Act (“Rule 144”) and understands the resale limitations imposed thereby and by the Securities Act. Neither the Lender, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement, in each case in connection with the offer and sale of Securities.

5.2 Bad Actor Representations and Covenants. Each Lender hereby represents and warrants to the Company that such Lender has not been convicted of any of the felonies or misdemeanors or has been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D promulgated by the SEC, which are excerpted in their current form on Exhibit B. Each Lender covenants to provide immediate written notice to the Company in the event such Lender is convicted of any felony or misdemeanor or becomes subject to any order, judgment, decree or other condition set forth in Rule 506(d) of Regulation D promulgated by the SEC, as may be amended from time to time. Each Lender covenants to provide such information to the Company as the Company may reasonably request in order to comply with the disclosure obligations set forth in Rule 506(e) of Regulation D promulgated by the SEC, as may be amended from time to time.

6. Conditions to Closing of the Lenders. Each Lender’s obligations at the applicable Closing Date are subject to the fulfillment, on or prior to the date thereof, of all of the following conditions, any of which may be waived in whole or in part by all of the Lenders purchasing Notes on such date:

6.1 Representations and Warranties. The representations and warranties made by the Company in Section 4 hereof shall have been true and correct when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date. Such Lender shall have received a certificate, duly executed by an officer of the Company, dated as of the applicable Closing Date, to the foregoing effect.

6.2 Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

6.3 Legal Requirements. At the applicable Closing Date, the sale and issuance by the Company, and the purchase by the Lenders, of the Notes to be issued and sold shall be legally permitted by all laws and regulations to which the Lenders or the Company are subject.

6.4 Note Issuance Agreement and Notes. The Company and each Subsidiary, if applicable, shall have duly executed and delivered to the Lenders each of the Note Issuance Agreement Documents to which it is a party, and the Company shall have duly executed and delivered to such Lender a Note in such aggregate principal amount as is set forth across such Lender’s name on the Schedule of Lenders.

6.5 Opinion of Company Counsel. The Lenders shall have received from Greenberg Traurig, LLP, counsel for the Company, a customary corporate law opinion in the form set forth as Exhibit C (the “Opinion”).

6.6 No Material Adverse Effect. From the date of execution of this Agreement to the applicable Closing Date, no event or series of events shall have occurred that constitutes or reasonably could be expected to result in a Material Adverse Effect (as defined in the Merger Agreement) or an NPA Material Adverse Effect.

6.7 Initial Closing. With respect to the Initial Closing only, each Lender’s obligations are subject to the fulfillment of the following conditions, which may be waived in whole or in part by all of the Lenders purchasing Notes on such Closing Date:

(a) the Company and each Subsidiary shall have duly executed, if applicable, and delivered to the Lenders each of the following documents, in form and substance reasonably satisfactory to the Lenders and their counsel:

(i) the Note Issuance Agreement;

(ii) [RESERVED];

(iii) the Registration Rights Agreement, dated as of the date of the Initial Closing, by and between the Company and the Lenders;

(iv) the Opinion; and

(v) a certificate executed by a duly authorized officer of the Company and each Guarantor certifying, as of the date of the Initial Closing (1) that the signatories therein have the authority to execute, deliver, and perform its obligations under each of the Note Issuance Agreement Documents, (2) that attached to such certificate is a true, correct, and complete copy of the necessary authorizing body consents then in full force and effect authorizing and ratifying the execution, delivery, and performance by the Company of the Note Issuance Agreement Documents, (3) the name(s) of the Person(s) authorized to execute the Note Issuance Agreement Documents on behalf of the Company and (4) that attached to such certificate are true, correct, and complete copies of the operating documents of the Company and a good standing certificate of the Company.

6.8 Second Closing. With respect to the Second Closing only, each Lender’s obligations are subject to the consummation of the transactions contemplated by the Merger Agreement on or prior to November 15, 2021.

6.9 Additional Documents. The Company and its Subsidiaries shall have delivered to such Lender such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Lender or its counsel may reasonably request.

7. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at the applicable Closing Date is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

7.1 Representations and Warranties. The representations and warranties made by the applicable Lender in Section 5 hereof shall be true and correct when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Lenders shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Lenders at or prior to the applicable Closing Date.

7.2 Purchase Price. Each Lender shall have delivered to the Company the Purchase Price in respect of the Note being purchased by such Lender on such applicable Closing Date by wire transfer of immediately available funds.

8. Indemnification.

8.1 In consideration of the Lenders’ execution and delivery of this Agreement and the issuance of the Notes under this Agreement, and acquiring the Notes hereunder and in addition to all of the other obligations of the Company (for purposes of this Section 8, the “Obligor”) under this Agreement, the Obligor shall defend, protect, indemnify and hold harmless each Lender and, as applicable, each Lender’s stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives, including, without limitation, those retained in connection with the transactions contemplated by this Agreement (each, a “Lender Indemnitee” and collectively, the “Lender Indemnitees”), from and against any and all actions, causes of action, suits, losses, costs, taxes, fees, liabilities, penalties and damages, and expenses, irrespective of whether the Lender Indemnitee is a party to the action for which indemnification hereunder is sought, including reasonable and documented attorneys’ fees and disbursements, which shall not include any punitive, exemplary, special, incidental or consequential damages or losses of any kind whatsoever (including, but not limited to, lost profits arising from diminution in value or otherwise) (the “Indemnified Liabilities”), incurred by any Lender Indemnitee as a result of, or arising out of, or relating to (i) any material misrepresentation or breach of any representation or warranty made by the Obligor or any of its Subsidiaries in this Agreement or any of the Note Issuance Agreement Documents or (ii) any material breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in this Agreement or any of the Note Issuance Agreement Documents. Notwithstanding anything to the contrary in this Agreement or any of the Note Issuance Agreement Documents, the aggregate payments for indemnification (including the reasonable fees and expenses of legal counsel) made by the Obligor to the Lender Indemnitees pursuant to this Section 8.1 with respect to any Indemnified Liabilities, shall not exceed the Purchase Price; provided, however, that any remedy for an Event of Default paid pursuant to the Note Issuance Agreement Documents shall not allow for indemnification pursuant to this Section 8.1 and indemnification under this Section 8.1 for any Indemnified Liability shall not be deemed an Event of Default under the Note Issuance Agreement Documents.

8.2 Each of the Lenders, on the one hand, and the Company, on the other hand, acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in this Agreement and that the truth of these representations and warranties will be relied upon by such other party and such party’s agents, officers and affiliates. With regard to (a) the representations and warranties of a Lender contained in this Agreement and (b) any covenant, agreement or obligation of a Lender contained in this Agreement, each such Lender, severally and not jointly, hereby agrees to defend, protect, indemnify and hold harmless the Company and, as applicable, its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (each, a “Company Indemnitee” and collectively, the “Company Indemnitees” and, together with the Lender Indemnitee, an “indemnitee” or “indemnitees”), as incurred, from and against the Indemnified Liabilities incurred by any Company Indemnitee as a result of (i) any material misrepresentation or breach of any such representation or warranty made by such Lender in this Agreement or (ii) any material breach of any such covenant, agreement or obligation of such Lender contained in this Agreement. Notwithstanding anything to the contrary in this Agreement, the aggregate payments for indemnification (including the reasonable fees and expenses of legal counsel) made by a Lender to the Company Indemnitees pursuant to this Section 8.2 shall not exceed the Purchase Price allocated to such Lender pursuant to the attached Schedule of Lenders.

8.3 Promptly after receipt by an indemnitee under this Section 8 of notice of any claim or the commencement of any action or proceeding (including any governmental investigation), such indemnitee will, if a claim for indemnification in respect thereof is to be made against the indemnifying party contemplated in Sections 8.1 or 8.2 above, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify will not relieve the indemnifying party from any liability it may have to any indemnitee to the extent the indemnifying party is not materially prejudiced as a result thereof. In case any such action or proceeding is brought against any indemnitee, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect, by written notice delivered to such indemnitee promptly after receiving the aforesaid notice from such indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such indemnitee; provided, however, that (a) the indemnifying party notifies the indemnitee no later than ten (10) calendar days after the indemnitee has given notice of such action or proceeding that the indemnifying party will assume the defense and indemnify the indemnitee from and against any Indemnified Liabilities that the indemnitee may incur in connection with such action or proceeding, (b) if the defendants (including any impleaded parties) in any such action include both the indemnitee and the indemnifying party and the indemnitee shall have reasonably concluded that there may be legal defenses available to it and/or other indemnitees that are different from or additional to those available to the indemnifying party, the indemnitee or indemnitees shall have the right to select separate counsel to defend such action on behalf of such indemnitee or indemnitees, (c) the indemnifying party provides the indemnitee with evidence reasonably acceptable to the indemnitee that the indemnifying party will have the financial resources to defend against such action or proceeding and fulfill its obligations hereunder, (d) the action or proceeding involves only money damages and does not seek an injunction or other equitable relief, and (e) settlement of, or an adverse judgment with respect to, the action or proceeding is not, in the good faith judgment of the indemnitee, likely to establish a precedential custom or practice adverse to the continuing business interests or the reputation of the indemnitee (collectively, (a) through (e), the “Assumption Conditions”). Upon receipt of notice from the indemnifying party to such indemnitee of its election to so appoint counsel to defend such action and reasonable approval by the indemnitee of such counsel, the indemnifying party will not be liable to such indemnitee under this Section 8 for any legal or other expenses subsequently incurred by such indemnitee in connection with the defense thereof unless: (i) the indemnitee shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the indemnitee representing the indemnitees who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnitee to represent the indemnitee within a reasonable time after notice or commencement of the action; (iii) the indemnifying party shall have authorized the employment of counsel for the indemnitee at the expense of the indemnifying party; or (iv) the use of counsel chosen by the indemnifying party to represent the indemnitee would present such counsel with a conflict of interest.

8.4 Notwithstanding anything to the contrary, in the event that any of the Assumption Conditions is or becomes unsatisfied, the (a) the indemnitee may defend against, settle, compromise and consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder in any manner it may reasonably deem appropriate, (b) the indemnifying party will reimburse the indemnitee promptly and periodically for the costs of defending against such claim, action, suit or proceeding (including reasonable attorneys’ fees and expenses), and (c) the indemnifying party will remain responsible for any Indemnified Liabilities the indemnitee may suffer to the extent resulting from, arising out of, or caused by such claim, action, suit or proceeding to the fullest extent provided in this Section 8.

8.5 Subject to Section 8.4, the indemnifying party and the indemnitees will not, without the prior written consent of the applicable indemnitees, or the indemnifying party, as applicable, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnitees are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of each indemnitee, or the indemnifying party, as applicable, from all liability arising out of such claim, action, suit or proceeding and does not include an admission of guilt of, or failure to act by, the indemnitee, or include any injunctive relief against any indemnitee.

8.6 Notwithstanding anything to the contrary herein, the provisions of this Section 8 are intended solely for the benefit of the parties to this Agreement and not for the benefit of, nor may any provision hereby be enforced by, any other Person.

9. Miscellaneous.

9.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, the Company may not assign its obligations under this Agreement without the written consent of the Requisite Noteholders. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Governing Law. This Agreement and the Notes shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York.

9.3 Counterparts; Delivery. This Agreement may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 9.5):

If to the Company:

Cyxtera Cybersecurity, Inc. d/b/a AppGate

2333 Ponce De Leon Blvd., Suite 900

Coral Gables, Florida 33134

Attention: Jeremy M. Dale

with a copy to (which shall not constitute notice):

Jeremy M. Dale

With a copy to (which shall not constitute notice):

Greenberg Traurig, P.A.

333 SE 2nd Avenue

Suite 4400

Miami, Florida 33131

Attention: Jaret L. Davis, Esq.

Email: DavisJ@gtlaw.com

If to Lenders:

At the respective addresses shown on the signature pages hereto.

9.6 Finder’s Fee. Except as set forth on Schedule 9.6, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Lender from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

9.7 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The Company shall reimburse Magnetar for all reasonable, documented and out-of-pocket costs and expenses (whether or not the transaction is consummated) incurred by or on behalf of it in connection with the structuring, documentation, negotiation and any Closing of the transactions contemplated by the Note Issuance Agreement Documents (including, without limitation, as applicable, all legal fees and disbursements of legal counsel and other advisors to the Company) (the “Transaction Expenses”), which, at the Lender’s election, shall either be withheld by the Lenders from the Purchase Price at the applicable Closing Date or paid directly by the Company to an appointed Lender. Except as otherwise set forth in this Agreement, each party hereto shall pay all costs and expenses that it incurs with respect to the transactions contemplated by this Agreement.

9.8 Entire Agreement; Amendments and Waivers. This Agreement, the other Note Issuance Agreement Documents and the other documents expressly delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Company’s agreements with each of the Lenders are separate agreements, and the sales of the Notes to each of the Lenders are separate sales. Nonetheless, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Requisite Noteholders; provided, that if any amendment or waiver adversely affects the rights and obligations of a Lender in a manner materially different from the rights and obligations of the other Lenders, such amendment or waiver shall also require the written consent of such adversely affected Lender(s). Any waiver or amendment effected in accordance with this Section 9.8 shall be binding upon each party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Notes.

9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.10 Exculpation Among Lenders. Each Lender acknowledges that it is not relying upon any person, firm, corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Lender agrees that no other Lender nor the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any other Lender shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase and sale of the Securities.

9.11 Further Assurance. From time to time, the Company shall execute and deliver to the Lenders such additional documents to the Lenders as any Lender may reasonably require to carry out the terms of this Agreement and the Notes and any agreements executed in connection herewith or therewith.

9.12 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Cyxtera Cybersecurity, Inc.
(d/b/a Appgate)

By:	/s/ Barry Field
Name:	Barry Field
Title:	CEO

Signature Page to
Note Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LENDERS:

MAGNETAR CONSTELLATION MASTER FUND, LTD.
By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

MAGNETAR CONSTELLATION FUND II, LTD

By: Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

MAGNETAR XING HE MASTER FUND LTD
By: Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

MAGNETAR SC FUND LTD
By: Magnetar Financial LLC, its investment advisor

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

PURPOSE ALTERNATIVE CREDIT FUND – T LLC
By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

PURPOSE ALTERNATIVE CREDIT FUND – F LLC
By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

MAGNETAR STRUCTURED CREDIT FUND, LP
By:	Magnetar Financial LLC, its general partner

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

MAGNETAR LONGHORN FUND LP
By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

MAGNETAR LAKE CREDIT FUND LLC
By:	Magnetar Financial LLC, its manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Address:
c/o Magnetar Financial LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201
Attn. Chief Legal Officer
T: 847-905-4400
F:847-869-2064
E: fisecuritynotices@magnetar.com

Signature Page to
Note Purchase Agreement

SCHEDULE OF LENDERS

Lender	Initial Closing Total Consideration (Initial Principal Balance of Promissory Note)	Second Closing Total Consideration (Initial Principal Balance of Promissory Note)
Magnetar Constellation Master Fund, Ltd	18,650,000	9,325,000
Magnetar Constellation Fund II, Ltd	5,250,000	2,625,000
Magnetar Structured Credit Fund, LP	6,900,000	3,450,000
Magnetar Xing He Master Fund Ltd	6,350,000	3,175,000
Magnetar SC Fund Ltd	4,150,000	2,075,000
Magnetar Longhorn Fund LP	2,200,000	1,100,000
Purpose Alternative Credit Fund - F LLC	2,700,000	1,350,000
Purpose Alternative Credit Fund - T LLC	900,000	450,000
Magnetar Lake Credit Fund LLC	2,900,000	1,450,000
TOTAL	$50,000,000.00	$25,000,000.00

**Schedule to be updated for any Subsequent Closing in accordance with Section 3.2(b) of the Agreement.

Exhibit B

RULE 506(D) BAD ACTOR REPRESENTATIONS

No Lender:

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or

(C) Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

Exhibit C

Corporate Opinion

[See attached.]